Slide Presentation

of

Deep Well Oil & Gas, Inc.

Annual General Meeting of Shareholders

Held on September 29, 2015



Deep Well Oil & Gas, Inc.

Annual General Meeting of Shareholders

Presented by
Mr. Curtis Sparrow, P. Eng., MBA
Chief Financial Officer

Edmonton, Alberta
September 29, 2015

Forward Looking Statement

This presentation contains forward-looking statements. The words or phrases "potential," "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "probable reserves," "possible reserves," "contingent resources," or similar expressions are intended to identify "forward-looking statements." Actual results could differ materially from those projected in the Company's proposed oil and gas related business. The Company's business is subject to various risks, which are discussed in the Company's filings with the U.S. Securities and Exchange Commission ("SEC") via EDGAR and the Canadian Securities Administrators ("CSA") via SEDAR. The Company's filings may be accessed at the SEC's Edgar system at www.sec.gov. Statements made herein are as of the date of this presentation and should not be relied upon as of any subsequent date. The Company cautions readers not to place reliance on such statements. Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such a statement. This presentation contains the term "contingent resources". The Company advises investors that although this term is recognized and required by Canadian securities regulations under National Instrument 51-101 Standards of Disclosure for Oil and Gas Activities, the SEC does not recognize this term. Investors are cautioned not to assume that any part or all of these contingent resources will ever be converted into reserves. In addition, contingent resources have a great amount of uncertainty as to their existence, and economic and legal feasibility. Under Canadian rules, estimates of contingent resources may not form the basis of feasibility or pre-feasibility studies, or economic studies except for a "preliminary assessment" as defined under National Instrument 51-101. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves which demonstrate actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The company uses certain terms in this presentation regarding contingent resources that the SEC guidelines strictly prohibit the Company from including in filings with the SEC.



Company Profile

Deep Well Oil and Gas, Inc.	Independent Junior Oil Exploration and Production Company
Area of Operations:	Peace River Oil Sands Area, Alberta, Canada - 34,000 net acres
Publicly Traded on:	OTCQB (Trading symbol: DWOG) Shares Issued & Outstanding 229.4 million Shares Fully Diluted 294.5 million
Stock Price 52-week range:	High – US $0.38 Low – US $0.06
Long-Term Debt:	Nil
Cash as of September 2015:	US $2 million (SAGD Project funded by Farmout Agreement)
2P Reserves	2.4 million barrels, before royalties
2C Contingent Resources	143 million barrels, before royalties

Financial Overview

Consolidated Balance Sheets
US$

	Nine Months Ended June 30, 2015	Nine Months Ended June 30, 2014	Year End September 30, 2014	Year End September 30, 2013
ASSETS				
Current Assets	$ 2,299,450	$ 3,389,319	$ 3,418,729	$ 7,770,925
Capital Assets	20,203,693	20,278,583	20,272,866	16,595,443
	22,503,143	23,667,902	23,691,595	24,366,368
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current Liabilities	$ 189,895	$ 409,950	$ 731,175	$ 475,902
Long Term Debt	–	–	–	–
Asset retirement obligations	435,415	485,512	469,013	446,155
Shareholders' Equity	21,877,833	22,772,440	22,491,407	23,444,311
	$ 22,503,143	$ 23,667,902	$ 23,691,595	$ 24,366,368



Results of Operations from Producing Activities US$

		Nine Months Ended June 30, 2015		Year End September 30, 2014
Oil Sales after Royalties	$	425,635	$	47,116
Production (Operating) Expenses		(425,635)		(47,115)
Exploration Expenses		(27,356)		(47,182)
Depreciation, Accretion and Depletion		(62,907)		(97,646)
Oil Sales Less Expenses		(90,263)		(144,827)
Results of operations from producing activities	$	(90,263)	$	(144,827)

Sawn Lake

Overview of Projects



Sawn Lake Project – Thermal Recovery Projects



7-36
6-22
9-16
12-14
DWOG Approved HCSS Project Location
7-5
8-4
10-33
1-36
4-32
7-30
SAGD Project Location Currently Producing
DWOG 100% Working Interest Acreage - Operator
DWOG 90% Working Interest Acreage - Operator
DWOG 25% Working Interest Acreage
DWOG Vertical Well
DWOG Horizontal Well
0 1 2 Miles
92
91
Range 13 - W5
Range 12 - W5

Current SAGD Project:

- Alberta Energy Regulator (AER) approved.
- Project extraction method - Steam Assisted Gravity Drainage.
- DWOG currently participating in a thermal recovery project with its joint venture partner on its 25% owned acreage.
- Steam operations commenced in May 2014.
- Production commenced in mid September 2014.

Proposed HCSS Project:

- AER approved.
- Project extraction method - Horizontal Cyclic Steam Stimulation.
- DWOG plans to drill two horizontal wells on its 90% owned acreage.



Sawn Lake Projects Overview

- Entered into a SAGD Project and joint operating agreement with two Joint Venture Partners
- Entered into a Farmout Agreement to fully finance our portion of the first phases of the SAGD project in return for a net 25% working interest in 12 sections where we had a working interest of 50%, the Farmee will:
  - provide up to $40 million USD to fund our share of the SAGD Project
  - provide about 2/3 of our cash operating expenses
- Received governmental approval for our HCSS Project



SAGD Demonstration Project

Deep Well Oil and Gas, Inc.



SAGD Demonstration Project

Demonstration Project Overview:

- Verify the effectiveness of the use of SAGD technology in parts of our Bluesky Reservoir where the pay thickness is >15 meters.

Project Operations to Date:

- First SAGD well pair was drilled in 2013 to a depth of 650 meters (2,133 feet) with a horizontal length of 780 meters (2,560 feet).
- Steam injection commenced on May 21, 2014 and bitumen production commenced in mid September 2014.

First Year SAGD Project Actual Production

September 16, 2014 thru September 16, 2015



500
450
400
350
300
250
200
150
100
50
0
SAGD Project Actual Monthly Average Production
First Year Average Proved Plus Probable Estimate Type Curve bbl/d
April average production based 12 producing days. Project shut down for part of April for pump replacement.
August average production based 26 producing days. Project shut down for maintenance.
September
October
November
December
January
February
March
April
May
June
July
August
September

Deep Well Oil and Gas, Inc.

Actual Oil Sample from SAGD Producer Well



Deep Well's SAGD Production Facility


Google earth

Deep Well's SAGD Production Facility

7-30-091-12W5 SAGD
Facility Movie Clip

Other Party Conventional Operations vs our SAGD Operations Footprint


Other Third Party Light Oil wells that connect to Battery Facility
Other Third Party Conventional Light Oil Multi-well Production Facility
Oil Pipeline Access
Deep Well Oil & Gas, Inc. Satellite image after construction of the 7-30-091-12W5 SAGD Facility


Generators and Motor Control Centre
Steam generator and water treatment building
Original 7-30 well previously drilled and will eventually be turned into a producer well
Sales Tanks
Injector Well
Producing Well
Produced Fluids Treatment Building



Deep Well's SAGD Production Facility



SAGD Project - Moving Forward

- Based on the operator's forecasts, maximum production rates and a stable SOR are expected around November 2015
- Received regulatory approval for 2nd SAGD well pair
- Started process for regulatory approvals to expand the SAGD facility with additional SAGD well pairs



AER Approved HCSS Thermal Recovery Project

Deep Well Oil and Gas, Inc.



AER Approved HCSS Thermal Recovery Project

- Verify the use of horizontal cyclic steam stimulation (HCSS) technology in the Bluesky Reservoir for areas where the pay thickness may not support SAGD.
- Received AER approval
- Plan to drill two horizontal wells on our 90% owned acreage
- Initiating front end engineering work and fine-tuning our HCSS Project design

Reserves and Resources Overview



Cautionary Note To U.S. Investors concerning Contingent Resources

The following slides on reserves and contingent resources estimates were reported on Form 51-101F1 and filed with SEDAR in accordance with the Canadian Securities Regulators. The Company advises investors that although contingent resources are recognized by Canadian securities regulations, the U.S. Securities and Exchange Commission ("SEC") does not recognize contingent resources. Investors are cautioned not to assume that any part or all of the contingent resources reported on the following slides will ever be converted into reserves. In addition, "contingent resources" have a great amount of uncertainty as to their existence, and uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of the Company's contingent resources will ever be upgraded to a higher category. Under Canadian rules, estimates of contingent resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company discloses contingent resources in its statement of Reserves Data and Other Oil and Gas Information on Form 51-101F1 and in this slide presentation that the SEC's guidelines strictly prohibit the Company from including in the Company's filings with the SEC. U.S. Investors are urged to consider closely the disclosure in the Company's Statement of Reserves Data and Other Oil and Gas Information on Form 51-101F1 and this presentation.



Reserve Estimates
as of September 30, 2014

Category	RESERVES Bitumen (Oil Sands) Net [1] (Mbbl) Before Royalties
Total Proved	571
Probable	1,793
Total Proved plus Probable	2,364
Possible	2,320
Total Proved plus Probable plus Possible	4,684

[1] Reserves – the Company's working interest reserves before deduction of royalties.

Contingent Resource Estimates
as of September 30, 2014

Category	CONTINGENT RESOURCES[1] Bitumen (Oil Sands) Gross Working Interest [2] (MMbbl) before royalties
(2C) Best Estimated (P50) Contingent Resources – Marginal and Sub-Marginal	143

[1] Reserves and contingent resources involve different risks associated with achieving commerciality.

[2] Gross Working Interest Contingent Resources – are defined as that portion of the gross pool contingent resources attributable to the Company's working interests before deduction of royalty obligations.



Questions?

Contact:

Corporate Office
Suite 700, 10150 – 100 Street NW
Edmonton, Alberta T5J 0P6 Canada
Telephone: (780) 409-8144
info@deepwelloil.com
www.deepwelloil.com